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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: AUGUST 11, 2004
                                         ---------------

                               ENESCO GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                     0-1349
                                     ------
                             Commission file number

                ILLINOIS                                04-1864170
  (State of or other jurisdiction of       (I.R.S. Employer Identification No.)
    incorporation or organization)

                                225 WINDSOR DRIVE
                             ITASCA, ILLINOIS  60143
                             ----------------  -----
               (Address of principal executive offices) (Zip Code)

                                 (630) 875-5300
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

On August 10, 2004, the Company entered into an amendment to its unsecured revolving credit agreement with Fleet National Bank as agent and LaSalle Bank N.A., increasing the availability under the agreement by $10,000,000 until December 31, 2004.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ENESCO GROUP, INC.



Date: August 11, 2004                   By: /s/ M. Frances Durden
                                            ---------------------
                                            M. Frances Durden
                                            Vice President, Secretary
                                            and General Counsel


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                                  EXHIBIT INDEX



EXHIBIT NO.        DESCRIPTION

10.1               Second Amendment to Second Amended and Restated Revolving
                   Credit Agreement

10.2               Amended and Restated Borrower Note

10.3               Amended and Restated Borrower Note